UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2007

HAPC, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-51902	20-3341405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Madison Avenue

New York, New York 10017

(Address of Principal Executive Offices)(Zip Code)

(212) 418-5070

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 17, 2007, HAPC, INC., a Delaware corporation (“HAPC”), entered into a Further Agreement Regarding Project Iceland (the “Agreement”) with Iceland Acquisition Subsidiary, Inc. (“Acquisition Sub”), InfuSystem, Inc. (“InfuSystem”) and I-Flow Corporation (“I-Flow”). The Agreement relates to the Stock Purchase Agreement, dated as of September 29, 2006, as amended (the “Stock Purchase Agreement”), by and among the foregoing parties. The Agreement also references an Acknowledgment and Agreement Regarding Stock Purchase Agreement and Guaranty, dated as of October 8, 2007 (the “Acknowledgment”), by and among HAPC, I-Flow, InfuSystem, Acquisition Sub, Sean McDevitt and Philip B. Harris, which is filed herewith.

Pursuant to the terms of the Agreement, I-Flow consented to the adjournment of the special annual meeting of the stockholders of HAPC (the “Annual Meeting”) from October 19, 2007 to no later than November 1, 2007, and each of I-Flow and HAPC agreed not to exercise the right to terminate the Stock Purchase Agreement prior to November 1, 2007.

The Agreement confirmed the provision of the Acknowledgment stating that in the event HAPC is unable to obtain the requisite stockholder approval to consummate the transactions contemplated by the Stock Purchase Agreement, including HAPC’s acquisition of InfuSystem (the “Acquisition Proposal”), by October 22, 2007, the $3,000,000 termination fee payable to I-Flow under the terms of the Stock Purchase Agreement and Acknowledgment will be due and immediately payable by HAPC to I-Flow by October 22, 2007 regardless of whether HAPC’s acquisition of InfuSystem is subsequently consummated.

The Agreement contemplates that I-Flow may, in its discretion, purchase shares of HAPC’s common stock, par value $0.0001 per share (the “Common Stock”), from one or more third parties in privately negotiated transactions (an “I-Flow Share Purchase”) to increase the likelihood that stockholder approval of the Acquisition Proposal would be obtained. HAPC would not be a party to any of these transactions.

Pursuant to the terms of the Agreement, HAPC agreed that if I-Flow effects an I-Flow Share Purchase of more than 5% of HAPC’s Common Stock and the Stock Purchase Agreement is terminated for any reason on or after November 1, 2007, HAPC will, within 15 days after such termination, adopt a specific plan of dissolution and liquidation for recommended approval to the stockholders of HAPC. HAPC will then file a preliminary proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) setting out such plan of dissolution and liquidation within 30 days after such termination, and will use all reasonable and diligent efforts to thereafter finalize the proxy statement and secure stockholder approval of the plan as soon as practicable.

The Agreement also provides that, if deemed advisable by I-Flow in connection with a dividend to its stockholders of the shares of Common Stock acquired pursuant to an I-Flow Share Purchase, HAPC will prepare and file a registration statement as necessary for such distribution and/or resale of those shares. In addition, normal and customary piggy-back registration rights will be included in the Promissory Note Documents (as defined in the Stock Purchase Agreement).

The foregoing descriptions of the Agreement and the Acknowledgment do not purport to be complete and are qualified in their entirety by reference to the full texts of the Agreement and Acknowledgment filed as Exhibits 10.1 and 10.2 hereto, which are incorporated herein by reference.

Additional Information and Where to Find It

HAPC filed its Definitive Proxy Statement with the SEC on August 8, 2007 and mailed the Definitive Proxy Statement to stockholders of record as of August 6, 2007 on August 8, 2007. HAPC filed the first supplement (the “First Supplement”) to its Definitive Proxy Statement with the SEC on September 18, 2007 and mailed the First Supplement to stockholders of record as of August 6, 2007 on or about September 18, 2007. HAPC filed a second supplement (the “Second Supplement”) to its Definitive Proxy Statement with the SEC on October 16, 2007 and mailed the Second Supplement to stockholders of record as of August 6, 2007 on or about October 16, 2007. HAPC filed a third supplement (the “Third Supplement”) to its Definitive Proxy Statement with the SEC on October 19, 2007 and mailed the Third Supplement to its stockholders of record as of August 6, 2007 on or about October 19, 2007. HAPC’s stockholders are urged to read the Definitive Proxy Statement, the First Supplement, the Second Supplement, the Third Supplement and other relevant materials as they contain important information about the acquisition of all of the issued and outstanding capital stock of InfuSystem. HAPC stockholders may obtain a free copy of such filings at the SEC’s internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to HAPC, INC., 350 Madison Avenue, New York, New York 10017, Tel: (212) 418-5070.

HAPC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of HAPC in connection with the proposed acquisition of InfuSystem. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the Definitive Proxy Statement described above.

Item 7.01 Regulation FD Disclosure

On October 19, 2007, HAPC issued a press release announcing that the Annual Meeting scheduled to take place at 10:00 am (local time) on Friday, October 19, 2007 at the offices of Morgan Lewis & Bockius LLP (“Morgan Lewis”), located at 101 Park Avenue, New York, New York 10178, would convene but be adjourned to take place at 10:00 am (local time) on Wednesday, October 24, 2007, at the offices of Morgan Lewis. The Meeting was so convened and adjourned as announced. The record date of August 6, 2007 remains the same for the adjourned Meeting.

A copy of the press release is attached hereto as Exhibit 99.1. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.
10.1	Further Agreement Regarding Project Iceland, dated as of October 17, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC. and Iceland Acquisition Subsidiary, Inc.
10.2

Acknowledgment and Agreement Regarding Stock Purchase Agreement and Guaranty, dated as of October 8, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC., Iceland Acquisition Subsidiary, Inc., Pat LaVecchia, Sean D. McDevitt and Philip B. Harris.

99.1	Press Release issued by HAPC, INC. on October 19, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAPC, INC.

By:	/s/ Pat LaVecchia
Name:	Pat LaVecchia
Title:	Secretary

Dated: October 22, 2007

Index to Exhibits

Exhibit No.
10.1	Further Agreement Regarding Project Iceland, dated as of October 17, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC. and Iceland Acquisition Subsidiary, Inc.
10.2

Acknowledgment and Agreement Regarding Stock Purchase Agreement and Guaranty, dated as of October 8, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC., Iceland Acquisition Subsidiary, Inc., Pat LaVecchia, Sean D. McDevitt and Philip B. Harris.

99.1	Press Release issued by HAPC, INC. on October 19, 2007.